UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004

Instinet Group Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32717	13-4134098

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Times Square, New York, New York	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-310-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2004, Instinet Group Incorporated (“Instinet”) issued a press release announcing its first quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED Registrant
Date: April 28, 2004	By:	/s/ John F. Fay
John F. Fay
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Instinet Group Incorporated issued April 28, 2004: Instinet Announces First Quarter 2004 Results

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